UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2009

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7151 Columbia Gateway Drive, Suite A, Columbia, Maryland	21046
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

The following information is furnished pursuant to Items 7.01 and 2.02 “Disclosure of Results of Operations and Financial Condition:”

On April 29, 2009, the Registrant issued a press release relating to its earnings for the three months ended March 31, 2009. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release issued April 29, 2009

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	April 29, 2009	Title:	Chief Executive Officer and President

		By:	/s/ James M. Uveges
		Name:	James M. Uveges
Date:	April 29, 2009	Title:	Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued April 29, 2009

4